================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 6, 2007
                               (October 31, 2007)
                                 --------------

                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                         1-11152              23-1882087
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)




781 Third Avenue, King of Prussia, PA                          19406-1409
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

Explanatory Note: This Current Report on Form 8-K/A updates the signature line on a Form 8-K filed on October 31, 2007 reporting information under Items 2.02 and 9.01 of that form.

Item 2.02.  Results of Operations and Financial Condition.

(a) On October 31, 2007, InterDigital, Inc. issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

      99.1  Press release dated October 31, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                    INTERDIGITAL, INC.


                    By: /s/ Richard J. Brezski
                        ------------------------------
                       Richard J. Brezski
                       Chief Accounting Officer



Dated:  November 6, 2007

                                  EXHIBIT INDEX



Exhibit  No.                                       Description
------------                                       -----------

   99.1                                Press release dated October 31, 2007